John Hancock Funds III
601 Congress Street
Boston, MA 02210
August 2, 2011
VIA EDGAR TRANSMISSION
U.S. Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549

RE:	John Hancock U.S. Core Fund, a series of John Hancock Funds III (the “Trust”) File Nos. 333-125838; 811-21777
Ladies and Gentlemen:
On behalf of the Trust, transmitted for filing are exhibits containing interactive data files with respect to risk/return summary information previously filed with the Securities and Exchange Commission pursuant to Rule 497 under the Securities Act of 1933 on July 14, 2011 (Accession No. 0001010521-11-000221). This filing amends and restates the interactive data files with respect to the first paragraph on page 2 of the prospectus of the John Hancock U.S. Core Fund.
If you have any questions or comments concerning the foregoing, please call me at (617) 663-3872.
Sincerely,

/s/ Kinga Kapuscinski
Kinga Kapuscinski
Assistant Secretary